UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 5, 2025

Amentum Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-42176	99-0622272
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
4800 Westfields Blvd., Suite #400
Chantilly, Virginia 20151
(703) 579-0410
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the
Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	AMTM	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the
Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2
of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section
13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders
The Annual Meeting of Stockholders of Amentum Holdings, Inc. (“Amentum” or the “Company”) was held on
March 5, 2025 (the “Annual Meeting”). At the annual meeting, Amentum’s stockholders voted on the following four proposals and cast their votes as described below.
1.The individuals listed below were elected at the Annual Meeting to serve as directors of the Company until the next annual meeting of shareholders and until their respective successors are elected:

Nominee	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Steven J. Demetriou	186,791,196	2,819,132	95,121	12,678,253
John Heller	189,332,033	236,411	137,005	12,678,253
Benjamin Dickson	189,464,233	119,135	122,081	12,678,253
Vincent K. Brooks	188,044,770	1,515,482	145,197	12,678,253
Ralph E. Eberhart	189,421,202	138,593	145,654	12,678,253
Alan E. Goldberg	189,456,346	135,321	113,782	12,678,253
S. Leslie Ireland	189,456,970	99,405	149,074	12,678,253
Barbara L. Loughran	188,919,466	637,278	148,705	12,678,253
Sandra E. Rowland	189,486,108	63,082	156,259	12,678,253
Christopher M.T. Thompson	189,429,693	130,980	144,776	12,678,253
Russell Triedman	187,676,832	1,911,116	117,501	12,678,253
John Vollmer	189,514,135	79,395	111,919	12,678,253
Connor Wentzell	187,668,480	1,915,978	120,991	12,678,253
2.A management proposal to ratify the appointment of Ernst & Young LLP as Amentum’s independent registered public accounting firm for fiscal year 2025 was approved.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
201,979,023	239,957	164,722	—
3.An advisory resolution to approve the Company’s named executive officer compensation for fiscal year
2024 was approved.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
188,654,754	592,985	457,710	12,678,253
4.An advisory resolution that the frequency of the advisory vote on the Company’s named executive officer compensation should be one year was approved.

Votes For 1 Year	Votes For 2 Years	Votes For 3 Years	Votes Abstained	Broker Non-Votes
188,393,843	43,551	1,175,629	92,426	12,678,253
The Company is required to provide stockholders with the opportunity to cast a non-binding advisory vote on the frequency of stockholder votes on the compensation of the Company’s named executive officers at least once every six calendar years. In light of the vote at the Annual Meeting, the Company has determined that it will hold an annual advisory vote on the compensation of the Company’s named executive officers until the next required advisory vote on the frequency of such vote, which will occur no later than the Company’s Annual Meeting of
Stockholders in 2031.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMENTUM HOLDINGS, INC.

Date: March 7, 2025	By:	/s/ Paul W. Cobb, Jr.
		Name:	Paul W. Cobb, Jr.
		Title:	Secretary